ACCOUNTING STANDARDS AND BASIS OF PREPARATION - Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Cash and due from banks	$ 652,975,869	$ 498,892,707	$ 328,212,563
Debt securities at fair value through profit or loss	109,363,773	44,855,080	38,046,688
Money Market Funds	398,413	6,577,682	2,650,550
Cash and cash equivalents	$ 762,738,055	$ 550,325,469	$ 368,909,801